Exhibit 21

Subsidiaries of the Registrant

as of December 31, 2015

Name of Entity	State or Other Jurisdiction of Formation
601 N 30th Street I, L.L.C.	Delaware
601 N 30th Street II, L.L.C.	Nebraska
601 N 30th Street III, Inc.	Nebraska
The 6300 West Roosevelt Partnership	Illinois
Abrazo Medical Group Urgent Care, LLC	Delaware
Advantage Health Care Management Company, LLC	Delaware
Advantage Health Network, Inc.	Florida
AHM Acquisition Co., Inc.	Delaware
Alabama Cardiovascular Associates, L.L.C.	Alabama
Alabama Hand and Sports Medicine, L.L.C.	Alabama
Allegian Insurance Company	Texas
Alvarado Hospital Medical Center, Inc.	California
AMC/North Fulton Urgent Care #1, L.L.C.	Georgia
AMC/North Fulton Urgent Care #2, L.L.C.	Georgia
AMC/North Fulton Urgent Care #3, L.L.C.	Georgia
AMC/North Fulton Urgent Care #4, L.L.C.	Georgia
AMC/North Fulton Urgent Care #5, L.L.C.	Georgia
AMC/North Fulton Urgent Care #6, L.L.C.	Georgia
American Medical (Central), Inc.	California
AMI Diagnostic Services, Inc.	Nevada
AMI/HTI Tarzana Encino Joint Venture	Delaware
AMI Information Systems Group, Inc.	California
Amisub (Heights), Inc.	Delaware
Amisub (Hilton Head), Inc.	South Carolina
Amisub (North Ridge Hospital), Inc.	Florida
Amisub of California, Inc.	California
Amisub of North Carolina, Inc.	North Carolina
Amisub of South Carolina, Inc.	South Carolina
Amisub of Texas, Inc.	Delaware
Amisub (SFH), Inc.	Tennessee
Amisub (Twelve Oaks), Inc.	Delaware
Anaheim Hills Medical Imaging, L.L.C.	California
Anaheim MRI Holding, Inc.	California

Arizona Health Partners, LLC	Arizona
Asia Outsourcing US, Inc.	Delaware
Aspen Healthcare Limited	England and Wales
Aspen Leasing Limited	England and Wales
Atlanta Medical Billing Center, L.L.C.	Georgia
Atlanta Medical Center, Inc.	Georgia
Atlanta Medical Center Interventional Neurology Associates, L.L.C.	Georgia
Atlanta Medical Center Neurosurgical & Spine Specialists, L.L.C.	Georgia
Atlanta Medical Center Physician Group, L.L.C.	Georgia
Baptist Health Centers, LLC	Delaware
Baptist Medical Management Service Organization, LLC	Delaware
Baptist Memorial Hospital System Physician Hospital Organization	Texas
Baptist Physician Alliance ACO, LLC	Alabama
Baptist Physician Alliance, LLC	Alabama
BBH BMC, LLC	Delaware
BBH CBMC, LLC	Delaware
BBH DevelopmentCo, LLC	Delaware
BBH NP Clinicians, Inc.	Delaware
BBH PBMC, LLC	Delaware
BBH SBMC, LLC	Delaware
BBH WBMC, LLC	Delaware
BCDC EmployeeCO, LLC	Delaware
BHC-Talladega Pediatrics, LLC	Alabama
BHS Accountable Care, LLC	Delaware
BHS Affinity, LLC	Delaware
BHS Integrated Physician Partners, LLC	Delaware
BHS Physicians Alliance for ACE, LLC	Delaware
BHS Physicians Network, Inc.	Texas
BHS Specialty Network, Inc.	Texas
Billing Center Doctors Hospital at White Rock Lake, L.L.C.	Texas
Billing Center Lake Pointe Medical, L.L.C.	Texas
Bluffton Okatie Primary Care, L.L.C.	South Carolina
Broad River Primary Care, L.L.C.	South Carolina
Brookwood Ancillary Holdings, Inc.	Delaware
Brookwood Baptist Health 1, LLC	Delaware
Brookwood Baptist Health 2, LLC	Delaware
Brookwood Baptist Imaging, LLC	Delaware
Brookwood Cardiovascular, LLC	Alabama
Brookwood Center Development Corporation	Alabama
Brookwood Development, Inc.	Alabama

Brookwood Garages, L.L.C.	Alabama
Brookwood Health Services, Inc.	Alabama
Brookwood Home Health, LLC	Alabama
Brookwood - Maternal Fetal Medicine, L.L.C.	Alabama
Brookwood Medical Partners - ENT, L.L.C.	Alabama
Brookwood Occupational Health Clinic, L.L.C.	Alabama
Brookwood Parking Associates, Ltd.	Alabama
Brookwood Primary Care Cahaba Heights, L.L.C.	Alabama
Brookwood Primary Care - Grand River, L.L.C.	Alabama
Brookwood Primary Care - Homewood, L.L.C.	Alabama
Brookwood Primary Care Hoover, L.L.C.	Alabama
Brookwood Primary Care - Inverness, L.L.C.	Alabama
Brookwood Primary Care - Mountain Brook, L.L.C.	Alabama
Brookwood Primary Care Network - McCalla, L.L.C.	Alabama
Brookwood Primary Care - Oak Mountain, L.L.C.	Alabama
Brookwood Primary Care - Red Mountain, L.L.C.	Alabama
Brookwood Primary Care The Narrows, L.L.C.	Alabama
Brookwood Primary Care - Vestavia, L.L.C.	Alabama
Brookwood Primary Network Care, Inc.	Alabama
Brookwood Retail Pharmacy, L.L.C.	Alabama
Brookwood Specialty Care - Endocrinology, L.L.C.	Alabama
Brookwood Sports and Orthopedics, L.L.C.	Alabama
Brookwood Women's Care, L.L.C.	Alabama
BT East Dallas JV, LLP[1]	Texas
Buckhead Orthopedic Surgery Center, L.L.C.	Georgia
Burnt Church Primary and Urgent Care, L.L.C.	South Carolina
BW Cardiology, LLC	Delaware
BW Cyberknife, LLC	Delaware
BW Hand Practice, LLC	Delaware
BW Office Buildings, LLC	Delaware
BW Parking Decks, LLC	Delaware
BW Physician Practices, LLC	Delaware
BW Retail Pharmacy, LLC	Delaware
BW Sports Practice, LLC	Delaware
BWP Associates, Ltd.	Alabama
C7 Technologies, LLC	Delaware
Camp Creek Urgent Care, L.L.C.	Georgia
Cancer Centre London LLP	England and Wales

1.	Subsidiaries of this entity, in which the Registrant indirectly holds a minority (non-controlling) interest, have been omitted.

Captive Insurance Services, Inc.	Delaware
Cardiology Physicians Associates, L.L.C.	North Carolina
Cardiology Physicians Corporation, L.L.C.	North Carolina
Cardiovascular & Thoracic Surgery Associates, L.L.C.	South Carolina
Cardiovascular Associates of the Southeast, L.L.C.	Alabama
Cardiovascular Care Network of Arizona, L.L.C.	Arizona
Cardiovascular Clinical Excellence at Desert Regional, LLC	California
Cardiovascular Clinical Excellence at Sierra Providence, LLC	Texas
Catawba-Piedmont Cardiothoracic Surgery, L.L.C.	South Carolina
Cedar Hill Primary Care, L.L.C.	Missouri
Center for Advanced Research Excellence, L.L.C.	Florida
Center for the Urban Child, Inc.	Pennsylvania
Central Carolina Ambulatory Surgery Center, LLC	North Carolina
Central Carolina Hospital Pro Fee Billing, L.L.C.	North Carolina
Central Carolina-CIM, L.L.C.	North Carolina
Central Carolina-IMA, L.L.C.	North Carolina
Central Carolina Physicians - Sandhills, L.L.C.	North Carolina
Central Texas Corridor Hospital Company, LLC	Delaware
CGH Hospital, Ltd.	Florida
Chalon Living, Inc.	Arizona
Chicago Health System ACO, LLC	Illinois
Children's Hospital of Michigan Premier Network, Inc.	Michigan
CHN Holdings, LLC	Delaware
CHVI Tucson Holdings, LLC	Delaware
C.K. of Birmingham, LLC	Alabama
Claremont Hospital Holdings Limited	England and Wales
Claremont Hospital LLP	England and Wales
CML-Chicago Market Labs, Inc.	Delaware
Coast Healthcare Management, LLC	California
Coastal Carolina Medical Center, Inc.	South Carolina
Coastal Carolina Physician Practices, LLC	Delaware
Coastal Carolina Pro Fee Billing, L.L.C.	South Carolina
Commonwealth Continental Health Care, Inc.	Florida
Community Connection Health Plan, Inc.	Arizona
Community Hospital of Los Gatos, Inc.	California
Conifer Care Continuum Solutions, LLC	Maryland
Conifer Ethics and Compliance, Inc.	Delaware
Conifer Health Solutions, LLC	Delaware
Conifer HIM & Revenue Integrity Services, LLC	Texas
Conifer Holdings, Inc.	Delaware

Conifer Patient Communications, LLC	Florida
Conifer Physician Services Holdings, Inc.	Delaware
Conifer Physician Services, Inc.	Illinois
Conifer Revenue Cycle Solutions, LLC	California
Conifer Value-Based Care, LLC	Maryland
Coral Gables Hospital, Inc.	Florida
Coral Gables Physician Services, L.L.C.	Florida
CRNAs of Michigan	Michigan
Cypress Fairbanks Medical Center Inc.	Texas
Delray Medical Center, Inc.	Florida
Delray Medical Physician Services, L.L.C.	Florida
Des Peres Hospital, Inc.	Missouri
Des Peres Urgent Care, L.L.C.	Missouri
Desert Regional Medical Center, Inc.	California
Detroit Education & Research	Michigan
DigitalMed, Inc.	Delaware
DMC Education & Research	Michigan
DMC Huron Valley-Sinai Hospital Premier Clinical Management Services, LLC	Michigan
DMC Imaging, L.L.C.	Florida
DMC Shared Savings ACO, LLC	Delaware
Doctors Hospital of Manteca, Inc.	California
Doctors Medical Center of Modesto, Inc.	California
East Cobb Urgent Care, LLC	Georgia
East Cooper Coastal Family Physicians, L.L.C.	South Carolina
East Cooper Community Hospital, Inc.	South Carolina
East Cooper Hyperbarics, L.L.C.	Delaware
East Cooper OB/GYN, L.L.C.	South Carolina
East Cooper Primary Care Physicians, L.L.C.	South Carolina
Eastern Professional Properties, Inc.	Delaware
Edinburgh Medical Services Limited	England and Wales
El Mirador ASC, Inc.	California
EPHC, Inc.	Texas
European Surgical Partners Limited	England and Wales
Eye-Docs Limited	England and Wales
First Choice Physician Partners	California
Florida Regional Medical Center, Inc.	Florida
FMCC Network Contracting, L.L.C.	Florida
FMC Medical, Inc.	Florida
Fort Bend Clinical Services, Inc.	Texas
Fountain Valley Regional Hospital and Medical Center	California

Fountain Valley Surgery Center, LLC	California
FREH Real Estate, L.L.C.	Florida
FRS Imaging Services, L.L.C.	Florida
Frye Heart Excellence Team, LLC	North Carolina
Frye Physicians - Tenet NC, L.L.C.	North Carolina
Frye Regional Medical Center, Inc.	North Carolina
FryeCare Appalachian, L.L.C.	North Carolina
FryeCare Boone, L.L.C.	North Carolina
FryeCare Morganton, L.L.C.	North Carolina
FryeCare Northwest Hickory, L.L.C.	North Carolina
FryeCare Outpatient Imaging, L.L.C.	North Carolina
FryeCare Physicians, L.L.C.	North Carolina
FryeCare Specialty Center, L.L.C.	North Carolina
FryeCare Valdese, L.L.C.	North Carolina
FryeCare Watauga, L.L.C.	North Carolina
FryeCare Women's Services, L.L.C.	North Carolina
G.S. North, Ltd.	Florida
Gardendale Surgical Associates, LLC	Alabama
Garland MOB Properties, LLC	Texas
Gastric Health Institute, L.L.C.	Georgia
GCPG, Inc.	Delaware
Georgia Gifts From Grace, L.L.C.	Georgia
Georgia North Fulton Healthcare Associates, L.L.C.	Georgia
Georgia Northside Ear, Nose and Throat, L.L.C.	Georgia
Georgia Physicians of Cardiology, L.L.C.	Georgia
Georgia Spectrum Neurosurgical Specialists, L.L.C.	Georgia
Global Healthcare Partners Limited	England and Wales
Golden State Medicare Health Plan	California
Good Samaritan Cardiac & Vascular Management, LLC	Florida
Good Samaritan Medical Center, Inc.	Florida
Good Samaritan Surgery, L.L.C.	Florida
Graystone Family Healthcare - Tenet North Carolina, L.L.C.	North Carolina
Greater Dallas Healthcare Enterprises	Texas
Greater Northwest Houston Enterprises	Texas
Greystone Internal Medicine - Brookwood, L.L.C.	Alabama
Griffin Imaging, LLC	Georgia
Gulf Coast Community Health Care Systems, Inc.	Mississippi
Gulf Coast Community Hospital, Inc.	Mississippi
Hallmark Family Physicians - Tenet North Carolina, L.L.C.	North Carolina
Harbor Health Plan, Inc.	Michigan

Hardeeville Hospitalists, L.L.C.	South Carolina
Hardeeville Medical Group, L.L.C.	South Carolina
Hardeeville Primary Care, L.L.C.	South Carolina
Harlingen Physician Network, Inc.	Texas
HCH Tucson Holdings, LLC	Delaware
HCN European Surgery Center Holdings Limited	England and Wales
HCN Laboratories, Inc.	Texas
HCN Lake Pointe Holdings LLC	Delaware
HCN Physicians, Inc.	Texas
HCN Sunnyvale Holdings LLC	Delaware
HCN Surgery Center Holdings, Inc.	Delaware
HDMC Holdings, L.L.C.	Delaware
Health & Wellness Surgery Center, L.P.	California
Healthcare Compliance, LLC	District of Columbia
The Healthcare Insurance Corporation	Cayman Islands
Healthcare Network Alabama, Inc.	Delaware
Healthcare Network CFMC, Inc.	Delaware
Healthcare Network Georgia, Inc.	Delaware
Healthcare Network Holdings, Inc.	Delaware
Healthcare Network Hospitals (Dallas), Inc.	Delaware
Healthcare Network Hospitals, Inc.	Delaware
Healthcare Network Louisiana, Inc.	Delaware
Healthcare Network Missouri, Inc.	Delaware
Healthcare Network North Carolina, Inc.	Delaware
Healthcare Network South Carolina, Inc.	Delaware
Healthcare Network Tennessee, Inc.	Delaware
Healthcare Network Texas, Inc.	Delaware
The Healthcare Underwriting Company, a Risk Retention Group	Vermont
HealthCorp Network, Inc.	Delaware
Healthpoint of North Carolina, L.L.C.	North Carolina
Health Services Network Care, Inc.	Delaware
Health Services Network Hospitals, Inc.	Delaware
Health Services Network Texas, Inc.	Delaware
Hospital Underwriting Group, Inc.	Tennessee
The Heart and Vascular Clinic, L.L.C.	Florida
Heart & Vascular Institute of Texas, Inc.	Texas
Heart and Vascular Institute of Michigan	Michigan
Heritage Medical Group of Hilton Head, L.L.C.	South Carolina
Hialeah Hospital, Inc.	Florida

Hialeah Real Properties, Inc.	Florida
Hickory Family Practice Associates - Tenet North Carolina, L.L.C.	North Carolina
Highgate Hospital LLP	England and Wales
Hilton Head Health System, L.P.	South Carolina
Hilton Head Occupational Medicine, L.L.C.	South Carolina
Hilton Head Regional Anesthesia Partners, L.L.C.	South Carolina
Hilton Head Regional Endocrinology Associates, L.L.C.	South Carolina
Hilton Head Regional Healthcare, L.L.C.	South Carolina
Hilton Head Regional OB/GYN Partners, L.L.C.	South Carolina
Hitchcock State Street Real Estate, Inc.	California
HNMC, Inc.	Delaware
HNW GP, Inc.	Delaware
HNW LP, Inc.	Delaware
Hollywood Medical Center, Inc.	Florida
Holy Cross Hospital, Inc.	Arizona
Home Health Partners of San Antonio, LLC	Texas
Hoover Doctors Group, Inc.	Alabama
Hoover Land, LLC	Delaware
Hospital Development of West Phoenix, Inc.	Delaware
Hospital RCM Services, LLC	Texas
Houston Northwest Concessions, L.L.C.	Texas
Houston Northwest Medical Center, Inc.	Delaware
Houston Northwest Operating Company, L.L.C.	Texas
Houston Northwest Partners, Ltd.	Texas
Houston Specialty Hospital, Inc.	Texas
Houston Sunrise Investors, Inc.	Delaware
HPS of PA, L.L.C.	Pennsylvania
HSRM International, Inc.	California
HUG Services, Inc.	Delaware
The Huron Corporation	District of Columbia
Imaging Center at Baxter Village, L.L.C.	South Carolina
InforMed Insurance Services, LLC	Maryland
International Health and Wellness, Inc.	Florida
Jackson Medical Associates, LLC	Georgia
JFK Memorial Hospital, Inc.	California
Journey Home Healthcare of San Antonio, LLC	Texas
Laguna Medical Systems, Inc.	California
Lake Health Care Facilities Inc.	Delaware
Lake Pointe ASC GP, Inc.	Texas

Lake Pointe GP, LLC	Delaware
Lake Pointe Investments, LLC	Delaware
Lake Pointe Operating Company, L.L.C.	Texas
Lake Pointe Partners, Ltd.	Texas
Lake Pointe Rockwall ASC, LP	Texas
LakeFront Medical Associates, LLC	Delaware
Lakewood Regional Medical Center, Inc.	California
Lifemark Hospitals, Inc.	Delaware
Lifemark Hospitals of Florida, Inc.	Florida
Lifemark Hospitals of Louisiana, Inc.	Louisiana
Los Alamitos Medical Center, Inc.	California
Los Gatos Multi-Specialty Group, Inc.	California
MacNeal Health Providers, Inc.	Illinois
MacNeal Management Services, Inc.	Illinois
MacNeal Medical Records, Inc.	Delaware
MacNeal Physicians Group, LLC	Delaware
Meadowcrest Hospital, LLC	Louisiana
Meadowcrest Multi-Specialty Clinic, L.L.C.	Louisiana
Medical Services Co-Management Collaborative @ JFK Memorial Hospital, L.L.C.	California
Medplex Outpatient Medical Centers, Inc.	Alabama
Memphis Urgent Care #1, L.L.C.	Tennessee
Memphis Urgent Care #2, L.L.C.	Tennessee
MetroWest Accountable Health Care Organization, LLC	Massachusetts
MetroWest HomeCare & Hospice, LLC	Massachusetts
Michigan Pioneer ACO, LLC	Delaware
Mid-Island Primary and Urgent Care, L.L.C.	South Carolina
Midwest Pharmacies, Inc.	Illinois
Mobile Technology Management, LLC	Michigan
Nacogdoches ASC-LP, Inc.	Delaware
National Ancillary, Inc.	Texas
National ASC, Inc.	Delaware
National Diagnostic Imaging Centers, Inc.	Texas
National HHC, Inc.	Texas
National Home Health Holdings, Inc.	Delaware
National ICN, Inc.	Texas
National Medical Services II, Inc.	Florida
National Medical Ventures, Inc.	Delaware
National Outpatient Services Holdings, Inc.	Delaware
National Urgent Care Holdings, Inc.	Delaware
National Urgent Care, Inc.	Florida

Nephrology Associates of Hilton Head, L.L.C.	South Carolina
Network Management Associates, Inc.	California
New Dimensions, LLC	Illinois
New H Acute, Inc.	Delaware
New Medical Horizons II, Ltd.	Texas
NMC Lessor, L.P.	Texas
NME Headquarters, Inc.	California
N.M.E. International (Cayman) Limited	Cayman Islands
NME Properties Corp.	Tennessee
NME Properties, Inc.	Delaware
NME Property Holding Co., Inc.	Delaware
NME Psychiatric Hospitals, Inc.	Delaware
NME Rehabilitation Properties, Inc.	Delaware
North Carolina Community Family Medicine, L.L.C.	North Carolina
North Fulton Cardiovascular Medicine, L.L.C.	Georgia
North Fulton GI Center, L.L.C.	Georgia
North Fulton Hospitalist Group, L.L.C.	Georgia
North Fulton Medical Center, Inc.	Georgia
North Fulton MOB Ventures, Inc.	Georgia
North Fulton Parking Deck, L.P.	Georgia
North Fulton Primary Care Associates, L.L.C.	Georgia
North Fulton Primary Care - Avalon, L.L.C.	Georgia
North Fulton Primary Care - Willeo Rd., L.L.C.	Delaware
North Fulton Primary Care - Windward Parkway, L.L.C.	Georgia
North Fulton Primary Care - Wylie Bridge, L.L.C.	Georgia
North Fulton Pulmonary Specialists, L.L.C.	Georgia
North Fulton Regional Medical Center Pro Fee Billing, L.L.C.	Georgia
North Fulton Women's Consultants, L.L.C.	Georgia
North Miami Medical Center, Ltd.	Florida
NorthPoint Health System, Inc.	Georgia
North Shore Medical Billing Center, L.L.C.	Florida
North Shore Medical Center, Inc	Florida
North Shore Physician Practices, L.L.C.	Florida
Northwest Houston Providers Alliance, Inc.	Texas
Norwood Clinic of Alabama, L.L.C.	Alabama
NRMC Physician Services, L.L.C.	Florida
NUCH of Connecticut, LLC	Connecticut
NUCH of Georgia, L.L.C.	Georgia
NUCH of Massachusetts, LLC	Massachusetts
NUCH of Michigan, Inc.	Michigan

NUCH of Texas	Texas
NWSC, L.L.C.	Texas
OHM Services, Inc.	Massachusetts
Okatie Surgical Partners, L.L.C.	South Carolina
Olive Branch Urgent Care #1, LLC	Mississippi
Oncology Associates of the Low Country, L.L.C.	South Carolina
OrNda Hospital Corporation	California
Orthopedic & Spine Clinical Co-Management, LLC	Georgia
Orthopedic Associates of the Lowcountry, L.L.C.	South Carolina
Palm Beach Gardens Cardiac and Vascular Partners, LLC	Florida
Palm Beach Gardens Community Hospital, Inc.	Florida
Palm Valley Medical Center Campus Association	Arizona
Park Plaza Hospital Billing Center, L.L.C.	Texas
Parkway Internal Medicine - Tenet North Carolina, L.L.C.	North Carolina
PDN, L.L.C.	Texas
Phoenix Health Plans, Inc.	Arizona
PHPS-CHM Acquisition, Inc.	Delaware
Physician Performance Network, L.L.C.	Delaware
Physician Performance Network of Detroit	Michigan
Physician Performance Network of Georgia, L.L.C.	Georgia
Physician Performance Network of North Carolina, Inc.	North Carolina
Physician Performance Network of Philadelphia, L.L.C.	Pennsylvania
Physicians Performance Network of Houston	Texas
Physicians Performance Network of North Texas	Texas
Piedmont Behavioral Medicine Associates, LLC	South Carolina
Piedmont Cardiovascular Physicians, L.L.C.	South Carolina
Piedmont Carolina OB/GYN of York County, L.L.C.	South Carolina
Piedmont Carolina Vascular Surgery, L.L.C.	South Carolina
Piedmont East Urgent Care Center, L.L.C.	South Carolina
Piedmont Express Care at Sutton Road, L.L.C.	South Carolina
Piedmont Family Practice at Baxter Village, L.L.C.	South Carolina
Piedmont Family Practice at Rock Hill, L.L.C.	South Carolina
Piedmont Family Practice at Tega Cay, L.L.C.	South Carolina
Piedmont General Surgery Associates, L.L.C.	South Carolina
Piedmont Health Alliance, Inc.	North Carolina
Piedmont Internal Medicine at Baxter Village, L.L.C.	South Carolina
Piedmont Medical Center Cardiovascular Clinical Co-Management, L.L.C	South Carolina
Piedmont Pulmonology, L.L.C.	South Carolina
Piedmont Surgical Specialists, L.L.C.	South Carolina
Piedmont Urgent Care and Industrial Health Centers, Inc.	South Carolina

Piedmont Urgent Care Center at Baxter Village, L.L.C.	South Carolina
Piedmont West Urgent Care Center, L.L.C.	South Carolina
Placentia-Linda Hospital, Inc.	California
PMC Physician Network, L.L.C.	South Carolina
PM CyFair Land Partners, LLC	Delaware
Practice Partners Management, L.P.	Texas
Premier ACO Physicians Network, LLC	California
Premier Emergency Physicians, LLC	Missouri
Premier Health Plan Services, Inc.	California
Premier Medical Specialists, L.L.C.	Missouri
Primary Care Physicians Center, LLC	Illinois
Professional Healthcare Systems Licensing Corporation	Delaware
Professional Liability Insurance Company	Tennessee
Pros Temporary Staffing, Inc.	Illinois
Republic Health Corporation of Rockwall County	Nevada
Resolute Health Family Urgent Care, Inc.	Delaware
Resolute Health Physicians Network, Inc.	Texas
Resolute Hospital Company, LLC	Delaware
RHC Parkway, Inc.	Delaware
Rheumatology Associates of Atlanta Medical Center, L.L.C.	Georgia
R.H.S.C. El Paso, Inc.	Texas
Rio Grande Valley Indigent Health Care Corporation	Texas
RLC, LLC	Arizona
Rock Bridge Surgical Institute, L.L.C.	Georgia
Roswell Georgia Surgery Center, L.L.C.	Georgia
Roswell Medical Ventures, Inc.	Georgia
Saint Francis Behavioral Health Associates, L.L.C.	Tennessee
Saint Francis Cardiology Associates, L.L.C.	Tennessee
Saint Francis Cardiovascular Surgery, L.L.C.	Tennessee
Saint Francis Center for Surgical Weight Loss, L.L.C.	Tennessee
Saint Francis Hospital-Bartlett, Inc.	Tennessee
Saint Francis Hospital Billing Center, L.L.C.	Tennessee
Saint Francis Hospital Inpatient Physicians, L.L.C.	Tennessee
Saint Francis Hospital Pro Fee Billing, L.L.C.	Tennessee
Saint Francis Medical Partners, East, L.L.C.	Tennessee
Saint Francis Medical Partners, General Surgery, L.L.C.	Tennessee
Saint Francis Medical Specialists, L.L.C.	Tennessee
Saint Francis Surgical Associates, L.L.C.	Tennessee
Saint Vincent Healthcare System, Inc.	Delaware
Saint Vincent Hospital, L.L.C.	Massachusetts

Saint Vincent Physician Services, Inc.	Massachusetts
San Ramon Ambulatory Care, LLC	Delaware
San Ramon ASC, L. P.	California
San Ramon Regional Medical Center, LLC	Delaware
San Ramon Surgery Center, L.L.C.	California
SCHC Pediatric Anesthesia Associates, L.L.C.	Pennsylvania
SCHC Pediatric Associates, L.L.C.	Pennsylvania
Selma Carlson, Inc.	California
SFMP, Inc.	Tennessee
SFMPE - Crittenden, L.L.C.	Arkansas
Sheffield Educational Fund, Inc.	Georgia
Shelby Baptist Affinity, LLC	Alabama
Shelby Baptist Ambulatory Surgery Center, LLC	Alabama
SHL/O Corp.	Delaware
Sierra Providence Healthcare Enterprises	Texas
Sierra Providence Health Network, Inc.	Texas
Sierra Vista Hospital, Inc.	California
SL-HLC, Inc.	Missouri
SLH Physicians, L.L.C.	Missouri
SLH Vista, Inc.	Missouri
SLUH Anesthesia Physicians, L.L.C.	Missouri
SMSJ Tucson Holdings, LLC	Delaware
South Carolina East Cooper Surgical Specialists, L.L.C.	South Carolina
South Carolina Health Services, Inc.	South Carolina
South Carolina SeWee Family Medicine, L.L.C.	South Carolina
South Fulton Health Care Centers, Inc.	Delaware
SouthCare Physicians Group Neurology, L.L.C.	Georgia
SouthCare Physicians Group Obstetrics & Gynecology, L.L.C.	Georgia
Southeast Michigan Physicians’ Insurance Company	Michigan
Southern Orthopedics and Sports Medicine, L.L.C.	South Carolina
Southern States Physician Operations, Inc.	North Carolina
Southwest Children's Hospital, LLC	Delaware
Spalding GI, L.L.C.	Georgia
Spalding Health System, L.L.C.	Georgia
Spalding Regional Ambulatory Surgery Center, L.L.C.	Georgia
Spalding Regional Medical Center, Inc.	Georgia
Spalding Regional OB/GYN, L.L.C.	Georgia
Spalding Regional Physician Services, L.L.C.	Georgia
Spalding Regional Urgent Care Center at Heron Bay, L.L.C.	Georgia
Springfield Service Holding Corporation	Delaware

SRRMC Management, Inc.	Delaware
SSC Holdings, L.L.C.	California
StChris Care at Northeast Pediatrics, L.L.C.	Pennsylvania
St. Chris Onsite Pediatric Partners, L.L.C	Pennsylvania
St. Christopher's Pediatric Urgent Care Center - Allentown, L.L.C	Pennsylvania
St. Christopher's Pediatric Urgent Care Center, L.L.C.	Pennsylvania
St. Louis University Hospital Ambulatory Surgery Center, L.L.C.	Missouri
St. Louis Urgent Care #2, L.L.C.	Missouri
St. Louis Urgent Care #3, L.L.C.	Missouri
St. Mary’s Medical Center, Inc.	Florida
St. Mary's Levee Company, LLC	Arizona
Sunrise Medical Group I, L.L.C.	Florida
Sunrise Medical Group II, L.L.C.	Florida
Sunrise Medical Group IV, L.L.C.	Florida
Sunrise Medical Group VI, L.L.C.	Florida
Surgical & Bariatric Associates of Atlanta Medical Center, L.L.C.	Georgia
Surgical Clinical Excellence at Desert Regional, LLC	California
Surgical Services Co-Management Collaborative @ JFK Memorial Hospital, L.L.C.	California
Sutton Road Pediatrics, L.L.C.	South Carolina
Sylvan Grove Hospital, Inc.	Georgia
Syndicated Office Systems, LLC	California
T.I. GPO, Inc.	Nevada
Tate Surgery Center, L.L.C.	North Carolina
Tenet California, Inc.	Delaware
TenetCare Frisco, Inc.	Texas
Tenet Central Carolina Physicians, Inc.	North Carolina
Tenet Claremont Family Medicine, L.L.C.	North Carolina
Tenet DISC Imaging, Inc.	South Carolina
Tenet EKG, Inc.	Texas
Tenet El Paso, Ltd.	Texas
Tenet Employment, Inc.	Texas
Tenet EMS/Spalding 911, LLC	Georgia
Tenet Finance Corp.	Delaware
Tenet Florida, Inc.	Delaware
Tenet Florida Physician Services II, L.L.C.	Florida
Tenet Florida Physician Services III, L.L.C.	Florida
Tenet Florida Physician Services, L.L.C.	Florida
Tenet Fort Mill, Inc.	South Carolina
Tenet Frisco, Ltd.	Texas
Tenet Healthcare - Florida, Inc.	Florida

Tenet HealthSystem Bucks County, L.L.C.	Pennsylvania
Tenet HealthSystem City Avenue, L.L.C.	Pennsylvania
Tenet HealthSystem Elkins Park, L.L.C.	Pennsylvania
Tenet HealthSystem Graduate, L.L.C.	Pennsylvania
Tenet HealthSystem Hahnemann, L.L.C.	Pennsylvania
Tenet HealthSystem Medical, Inc.	Delaware
Tenet HealthSystem Memorial Medical Center, Inc.	Louisiana
Tenet HealthSystem Nacogdoches ASC GP, Inc.	Texas
Tenet HealthSystem Parkview, L.L.C.	Pennsylvania
Tenet HealthSystem Philadelphia, Inc.	Pennsylvania
Tenet HealthSystem Roxborough, LLC	Pennsylvania
Tenet HealthSystem Roxborough MOB, LLC	Pennsylvania
Tenet HealthSystem St. Christopher's Hospital for Children, L.L.C.	Pennsylvania
Tenet Hilton Head Heart, L.L.C.	South Carolina
Tenet Home Services, L.L.C.	Pennsylvania
Tenet Hospitals Limited	Texas
Tenet Medical Equipment Services, L.L.C.	Pennsylvania
Tenet Network Management, Inc.	Florida
Tenet Physician Resources, LLC	Delaware
Tenet Physician Services - Hilton Head, Inc.	South Carolina
Tenet Rehab Piedmont, Inc.	South Carolina
Tenet Relocation Services, L.L.C.	Texas
Tenet SC East Cooper Hospitalists, L.L.C.	South Carolina
Tenet South Carolina Gastrointestinal Surgical Specialists, L.L.C.	South Carolina
Tenet South Carolina Island Medical, L.L.C.	South Carolina
Tenet South Carolina Lowcountry OB/GYN, L.L.C.	South Carolina
Tenet South Carolina Mt. Pleasant OB/GYN, L.L.C.	South Carolina
Tenet Unifour Urgent Care Center, L.L.C.	North Carolina
Tenet Ventures, Inc.	Delaware
Texas Regional Medical Center, LLC	Texas
TFPS IV, L.L.C.	Florida
TFPS V, L.L.C.	Florida
TH Healthcare, Ltd.	Texas
Total Accountable Care Organization, LLC	Delaware
Total Health PPO, Inc.	Texas
TPR - The Physician Recruiters, LLC	Delaware
TPS II of PA, L.L.C.	Pennsylvania
TPS III of PA, L.L.C.	Pennsylvania
TPS IV of PA, L.L.C.	Pennsylvania
TPS of PA, L.L.C.	Pennsylvania

TPS V of PA, L.L.C.	Pennsylvania
TPS VI of PA, L.L.C.	Pennsylvania
TRMC Holdings, LLC	Texas
Tucson Hospital Holdings, Inc.	Delaware
Tucson Physician Group Holdings, LLC	Delaware
Turlock Imaging Services, LLC	California
Turlock Land Company, LLC	California
Twin Cities Community Hospital, Inc.	California
Unifour Neurosurgery, L.L.C.	North Carolina
United Patient Financing, Inc.	Delaware
Universal Medical Care Center, L.L.C.	Florida
Urgent Care Centers of Arizona, LLC	Arizona
U.S. Center for Sports Medicine, LLC	Missouri
USPE Financing Limited	N/A
USPI Holding Company, Inc.[2]	Delaware
USVI Health and Wellness, Inc.	St. Croix
Valley Baptist Lab Services, LLC	Texas
Valley Baptist Physician Performance Network	Texas
Valley Baptist Realty Company, LLC	Delaware
Valley Baptist Wellness Center, LLC	Texas
Valley Health Care Network	Texas
Vanguard Health Financial Company, LLC	Delaware
Vanguard Health Holding Company I, LLC	Delaware
Vanguard Health Holding Company II, LLC	Delaware
Vanguard Health Management, Inc.	Delaware
Vanguard Health Systems, Inc.	Delaware
Vanguard Holding Company I, Inc.	Delaware
Vanguard Holding Company II, Inc.	Delaware
Vanguard Home Care, LLC	Illinois
Vanguard Medical Specialists, LLC	Delaware
Vanguard Physician Services, LLC	Delaware
VB Brownsville IMP ASC, LLC	Texas
VB Brownsville LTACH, LLC	Texas
VBOA ASC GP, LLC	Texas
VBOA ASC Partners, L.P.	Texas
VHM Services, Inc.	Massachusetts
VHS Acquisition Corporation	Delaware
VHS Acquisition Partnership Number 1, L.P	Delaware

2.	Subsidiaries of this entity, in which the Registrant indirectly holds a 50.1% ownership interest, are set forth in the table below.

VHS Acquisition Subsidiary Number 1, Inc.	Delaware
VHS Acquisition Subsidiary Number 2, Inc.	Delaware
VHS Acquisition Subsidiary Number 3, Inc.	Delaware
VHS Acquisition Subsidiary Number 4, Inc.	Delaware
VHS Acquisition Subsidiary Number 5, Inc.	Delaware
VHS Acquisition Subsidiary Number 6, Inc.	Delaware
VHS Acquisition Subsidiary Number 7, Inc.	Delaware
VHS Acquisition Subsidiary Number 8, Inc.	Delaware
VHS Acquisition Subsidiary Number 9, Inc.	Delaware
VHS Acquisition Subsidiary Number 10, Inc.	Delaware
VHS Acquisition Subsidiary Number 11, Inc.	Delaware
VHS Acquisition Subsidiary Number 12, Inc.	Delaware
VHS Arizona Heart Institute, Inc.	Delaware
VHS Brownsville Hospital Company, LLC	Delaware
VHS Chicago Market Procurement, LLC	Delaware
VHS Children's Hospital of Michigan, Inc.	Delaware
VHS Detroit Businesses, Inc.	Delaware
VHS Detroit Receiving Hospital, Inc.	Delaware
VHS Detroit Ventures, Inc.	Delaware
VHS Harlingen Hospital Company, LLC	Delaware
VHS Harper-Hutzel Hospital, Inc.	Delaware
VHS Holding Company, Inc.	Delaware
VHS Huron Valley-Sinai Hospital, Inc.	Delaware
VHS Imaging Centers, Inc.	Delaware
VHS New England Holding Company I, Inc.	Delaware
VHS of Anaheim, Inc.	Delaware
VHS of Arrowhead, Inc.	Delaware
VHS of Huntington Beach, Inc.	Delaware
VHS of Illinois, Inc.	Delaware
VHS of Michigan, Inc.	Delaware
VHS of Michigan Staffing, Inc.	Delaware
VHS of Orange County, Inc.	Delaware
VHS of Phoenix, Inc.	Delaware
VHS of South Phoenix, Inc.	Delaware
VHS Outpatient Clinics, Inc.	Delaware
VHS Phoenix Health Plan, Inc.	Delaware
VHS Physicians of Michigan	Michigan
VHS Rehabilitation Institute of Michigan, Inc.	Delaware
VHS San Antonio Partners, LLC	Delaware
VHS Sinai-Grace Hospital, Inc.	Delaware

VHS University Laboratories, Inc.	Delaware
VHS Valley Health System, LLC	Delaware
VHS Valley Holdings, LLC	Delaware
VHS Valley Management Company, Inc.	Delaware
VHS West Suburban Medical Center, Inc.	Delaware
VHS Westlake Hospital, Inc.	Delaware
Viewmont Internal Medicine - Tenet North Carolina, L.L.C.	North Carolina
V-II Acquisition Co., Inc.	Pennsylvania
Walker Baptist Affinity, LLC	Alabama
Watermark Physician Services, Inc.	Illinois
West Boca Health Services, L.L.C.	Florida
West Boca Medical Center, Inc.	Florida
West Boynton Urgent Care, L.L.C.	Florida
West Palm Healthcare Real Estate, Inc.	Florida
West Suburban Radiation Therapy Center, LLC	Delaware
Wilshire Rental Corp.	Delaware
Yosemite Medical Clinic, Inc.	California

Subsidiaries of USPI Holding Company, Inc.

Name of Entity	State or Other Jurisdiction of Formation
12th Avenue Real Estate, LP	Texas
25 East Same Day Surgery, L.L.C.	Illinois
Advanced Ambulatory Surgical Care, L.P.	Missouri
Advanced Surgical Concepts, LLC	Louisiana
Adventist Midwest Health/USP Surgery Centers, L.L.C.	Illinois
AIG Holdings, LLC	Texas
AIGB Austin, L.P.	Texas
AIGB Global, LLC	Texas
AIGB Group, Inc.	Delaware
AIGB Holdings, Inc.	Delaware
AIGB Management Services, LLC	Texas
Alabama Digestive Health Endoscopy Center, L.L.C.	Alabama
Alamo Heights Surgicare, L.P.	Texas
Alliance Greenville Texas General Partner, LLC	Delaware
Alliance Sterling Ridge, L.P.	Delaware
Alliance Surgery Birmingham, LLC	Delaware
Alliance Surgery, Inc.	Delaware

Ambulatory Surgical Associates, LLC	Tennessee
Ambulatory Surgical Center of Somerville, LLC	New Jersey
The Ambulatory Surgical Center of St. Louis, L.P.	Missouri
American Institute of Gastric Banding Phoenix, Limited Partnership	Arizona
American Institute of Gastric Banding, Ltd.	Texas
Anaheim Hills Medical Imaging, L.L.C.	California
Anesthesia Partners of Gallatin, LLC	Tennessee
Anesthesia Partners of Oklahoma, LLC	Oklahoma
APN	Texas
ARC Worcester Center L.P.	Tennessee
Arlington Orthopedic and Spine Hospital, LLC	Texas
Arlington Surgicare Partners, Ltd.	Texas
Arrowhead Endoscopy and Pain Management Center, LLC	Delaware
ASC Coalition, Inc.	Delaware
ASJH Joint Venture, LLC	Arizona
Avita/USP Surgery Centers, L.L.C.	Ohio
Bagley Holdings, LLC	Ohio
Baptist Plaza Surgicare, L.P.	Tennessee
Baptist Surgery Center, L.P.	Tennessee
Baptist Women's Health Center, LLC	Tennessee
Baptist/USP Surgery Centers, L.L.C.	Texas
Baylor Surgicare at Ennis, LLC	Texas
Baylor Surgicare at Granbury, LLC	Texas
Baylor Surgicare at Mansfield, LLC	Texas
Baylor Surgicare at North Dallas, LLC	Texas
Baylor Surgicare at Plano Parkway, LLC	Texas
Baylor Surgicare at Plano, LLC	Texas
Beaumont Surgical Affiliates, Ltd.	Texas
Bellaire Outpatient Surgery Center, L.L.P.	Texas
Bloomington ASC, LLC	Indiana
Bluffton Okatie Surgery Center, L.L.C.	South Carolina
Bon Secours Surgery Center at Harbour View, LLC	Virginia
Bon Secours Surgery Center at Virginia Beach, LLC	Virginia
Bremner Duke/Mary Shiels Development, L.P.	Indiana
Briarcliff Ambulatory Surgery Center, L.P.	Missouri
Brookwood Baptist Health 3, LLC	Delaware
Brookwood Diagnostic Imaging Center, LLC	Delaware
Brookwood Women's Diagnostic Center, LLC	Delaware
Camp Lowell Surgery Center, L.L.C.	Arizona
Cascade Spine Center, LLC	Delaware

Castle Rock Surgery Center, LLC	Colorado
Cedar Park Surgery Center, L.L.P.	Texas
Centennial ASC, L.P.	Texas
The Center for Ambulatory Surgical Treatment, L.P.	California
Central Jersey Surgery Center, LLC	Georgia
Central Virginia Surgi-Center, L.P.	Virginia
Chandler Endoscopy Ambulatory Surgery Center, LLC	Arizona
Chattanooga Pain Management Center, LLC	Delaware
Chesterfield Ambulatory Surgery Center, L.P.	Missouri
Chesterfield Anesthesia Associates of Missouri, LLC	Missouri
Chico Surgery Center, L.P.	California
The Christ Hospital Spine Surgery Center, LLC	Ohio
CHRISTUS Cabrini Surgery Center, L.L.C.	Louisiana
Clarkston ASC Partners, LLC	Michigan
Clarksville Surgery Center, LLC	Tennessee
Coast Surgery Center, L.P.	California
Conroe Surgery Center 2, LLC	Texas
Coral Ridge Outpatient Center, LLC	Florida
Corpus Christi Surgicare, Ltd.	Texas
Creekwood Surgery Center, L.P.	Missouri
Crown Point Surgery Center, LLC	Colorado
CS/USP General Partner, LLC	Texas
CS/USP Surgery Centers, LP	Texas
Dallas Surgical Partners, LLC	Texas
Denton Surgicare Partners, Ltd.	Texas
Denton Surgicare Real Estate, Ltd.	Texas
Denville Surgery Center, LLC	New Jersey
Desert Ridge Outpatient Surgery, LLC	Arizona
Desoto Surgicare Partners, Ltd.	Texas
Destin Surgery Center, LLC	Florida
DH UAP, LLC	Texas
DH/USP SJOSC Investment Company, L.L.C.	Arizona
Dignity/USP Folsom GP, LLC	California
Dignity/USP Grass Valley GP, LLC	California
Dignity/USP Las Vegas Surgery Centers, LLC	Nevada
Dignity/USP Metro Surgery Center, LLC	Arizona
Dignity/USP NorCal Surgery Centers, LLC	California
Dignity/USP Phoenix Surgery Centers II, LLC	Arizona
Dignity/USP Phoenix Surgery Centers, LLC	Arizona
Dignity/USP Redding GP, LLC	California

Dignity/USP Roseville GP, LLC	California
Doctors Outpatient Surgery Center of Jupiter, L.L.C.	Florida
Doctors Outpatient Surgicenter, Ltd.	Texas
Dreamland UAP Anesthesia, LLC	Missouri
East Portland Surgery Center, LLC	Oregon
East West Surgery Center, L.P.	Georgia
Eastgate Building Center, L.L.C.	Ohio
Effingham Surgical Partners, LLC	Illinois
Einstein Montgomery Surgery Center, LLC	Pennsylvania
Einstein/USP Surgery Centers, L.L.C.	Pennsylvania
El Mirador Surgery Center, L.L.C.	California
El Paso Day Surgery, LLC	Texas
Elite Anesthesia, LLC	Arizona
Encinitas Endoscopy Center, LLC	California
Endoscopy Center of Hackensack, LLC	New Jersey
Endoscopy Consultants, LLC	Georgia
Eye Center of Nashville UAP, LLC	Tennessee
Eye Surgery Center of Nashville, LLC	Tennessee
Flatirons Surgery Center, LLC	Colorado
Folsom Outpatient Surgery Center, L.P.	California
Fort Worth Hospital Real Estate, LP	Texas
Fort Worth Surgicare Partners, Ltd.	Texas
FPN - Frisco Physicians Network	Texas
Franklin Endo UAP, LLC	Tennessee
Franklin Endoscopy Center, LLC	Tennessee
Frisco Medical Center, L.L.P.	Texas
Frontenac Ambulatory Surgery & Spine Care Center, L.P.	Missouri
Gallatin Physician Realty Partners, LLC	Tennessee
Gamma Surgery Center, LLC	Delaware
Garland Surgicare Partners, Ltd.	Texas
Gateway Endoscopy Center, L.P.	Missouri
GCSA Ambulatory Surgery Center, LLC	Texas
Genesis ASC Partners, LLC	Michigan
Georgia Endoscopy Center, LLC	Georgia
Georgia Musculoskeletal Network, Inc.	Georgia
Georgia Spine Surgery Center, LLC	Delaware
GLS UAP Sugarland, LLC	Texas
Grapevine Surgicare Partners, Ltd.	Texas
Grass Valley Outpatient Surgery Center, L.P.	California
Greenville Physicians Surgery Center, LLP	Texas

Greenwood ASC, LLC	Delaware
Hacienda Outpatient Surgery Center, LLC	California
Harvard Park Surgery Center, LLC	Colorado
Hazelwood Endoscopy Center, LLC	Missouri
HCH/USP Surgery Centers, LLC	Florida
HCN Surgery Center Holdings, Inc.	Delaware
Health Horizons of Kansas City, Inc.	Tennessee
Health Horizons of Murfreesboro, Inc.	Tennessee
Health Horizons/Piedmont Joint Venture, LLC	Tennessee
Healthmark Partners, Inc.	Delaware
Heritage Park Surgical Hospital, LLC	Texas
Hershey Outpatient Surgery Center, L.P.	Pennsylvania
Hinsdale Surgical Center, LLC	Illinois
HMHP/USP Surgery Centers, LLC	Ohio
Houston Ambulatory Surgical Associates, L.P.	Texas
Houston PSC, L.P.	Texas
HUMC/USP Surgery Centers, LLC	New Jersey
Hyde Park Surgery Center, LLC	Texas
ICNU Rockford, LLC	Illinois
Implant Solutions, LLC	Tennessee
Irving-Coppell Surgical Hospital, L.L.P.	Texas
Jackson Surgical Center, LLC	New Jersey
JFP UAP Sugarland, LLC	Texas
KHS Ambulatory Surgery Center LLC	New Jersey
KHS/USP Surgery Centers, LLC	New Jersey
Lake Lansing ASC Partners, LLC	Michigan
Lake Surgical Hospital Slidell, LLC	Louisiana
Lakewood Surgery Center, LLC	Delaware
Lansing ASC Partners, LLC	Michigan
Lawrenceville Surgery Center, L.L.C.	Georgia
Lebanon Endoscopy Center, LLC	Tennessee
Lee's Summit Endo UAP, LLC	Missouri
Legacy Warren Partners, L.P.	Texas
Legacy/USP Surgery Centers, L.L.C.	Oregon
Lewisville Surgicare Partners, Ltd.	Texas
Liberty Ambulatory Surgery Center, L.P.	Missouri
Liberty Ambulatory Surgery Center, LLC	New Jersey
Liberty/USP Surgery Centers, L.L.C.	New Jersey
Lone Star Endoscopy Center, LLC	Texas
Magnetic Resonance Imaging of San Luis Obispo, Inc.	California

Magnolia Surgery Center Limited Partnership	Delaware
Manchester Ambulatory Surgery Center, LP	Missouri
Mary Immaculate Ambulatory Surgery Center, LLC	Virginia
MASC Partners, LLC	Missouri
Mason Ridge Ambulatory Surgery Center, L.P.	Missouri
McLaren ASC of Flint, LLC	Michigan
MCSH Real Estate Investors, Ltd.	Texas
Medical House Staffing, LLC	Texas
Medical Park Tower Surgery Center, LLC	Texas
Medplex Outpatient Surgery Center, Ltd.	Alabama
Medstar Surgery Center at Brandywine, LLC	Maryland
MEDSTAR/USP Surgery Centers, L.L.C.	Maryland
Memorial Hermann Bay Area Endoscopy Center, LLC	Texas
Memorial Hermann Endoscopy & Surgery Center North Houston, L.L.C.	Texas
Memorial Hermann Endoscopy Center North Freeway, LLC	Texas
Memorial Hermann Specialty Hospital Kingwood, L.L.C.	Texas
Memorial Hermann Sugar Land Surgical Hospital, L.L.P.	Texas
Memorial Hermann Surgery Center - The Woodlands, LLP	Texas
Memorial Hermann Surgery Center Katy, LLP	Texas
Memorial Hermann Surgery Center Kingsland, L.L.C.	Texas
Memorial Hermann Surgery Center Kirby, LLC	Texas
Memorial Hermann Surgery Center Memorial City, L.L.C.	Texas
Memorial Hermann Surgery Center Northwest LLP	Texas
Memorial Hermann Surgery Center Pinecroft, LLC	Texas
Memorial Hermann Surgery Center Preston Road, Ltd.	Texas
Memorial Hermann Surgery Center Richmond, LLC	Texas
Memorial Hermann Surgery Center Southwest, L.L.P.	Texas
Memorial Hermann Surgery Center Sugar Land, LLP	Texas
Memorial Hermann Surgery Center Texas Medical Center, LLP	Texas
Memorial Hermann Surgery Center Woodlands Parkway, LLC	Texas
Memorial Hermann Texas International Endoscopy Center, LLC	Texas
Memorial Hermann West Houston Surgery Center, LLC	Texas
Memorial Hermann/USP Surgery Centers II, L.P.	Texas
Memorial Hermann/USP Surgery Centers III, LLP	Texas
Memorial Hermann/USP Surgery Centers IV, LLP	Texas
Memorial Hermann/USP Surgery Centers, LLP	Texas
Memorial Surgery Center, LLC	Oklahoma
Mercy/USP Health Ventures, L.L.C.	Iowa
Metro Surgery Center, LLC	Delaware
Metrocrest Surgery Center, L.P.	Texas

Metroplex Surgicare Partners, Ltd.	Texas
Metropolitan New Jersey, LLC	New Jersey
MH Memorial City Surgery, LLC	Texas
MH/USP Bay Area, LLC	Texas
MH/USP Kingsland, LLC	Texas
MH/USP Kingwood, LLC	Texas
MH/USP Kirby, LLC	Texas
MH/USP North Freeway, LLC	Texas
MH/USP North Houston, LLC	Texas
MH/USP Richmond, LLC	Texas
MH/USP Sugar Land, LLC	Texas
MH/USP TMC Endoscopy, LLC	Texas
MH/USP West Houston, L.L.C.	Texas
MH/USP Woodlands Parkway, LLC	Texas
Michigan ASC Partners, L.L.C.	Michigan
Mid Rivers Ambulatory Surgery Center, L.P.	Missouri
Mid State Endo UAP, LLC	Tennessee
Middle Tennessee Ambulatory Surgery Center, L.P.	Delaware
Midland Memorial/USP Surgery Centers, LLC	Texas
Midland Texas Surgical Center, LLC	Texas
Mid-State Endoscopy Center, LLC	Tennessee
Mid-TSC Development, LP	Texas
Midwest Digestive Health Center, LLC	Missouri
Millennium Surgical Center, LLC	New Jersey
Modesto Radiology Imaging, Inc.	California
Mountain Empire Surgery Center, L.P.	Georgia
MSH Partners, LLC	Texas
Murdock Ambulatory Surgery Center, LLC	Florida
National Imaging Center Holdings, Inc.	Delaware
National Surgery Center Holdings, Inc.	Delaware
Natsurg JV, LLC	Missouri
New Horizons Surgery Center, LLC	Ohio
New Mexico Orthopaedic Surgery Center, L.P.	Georgia
Newhope Imaging Center, Inc.	California
NICH GP Holdings, LLC	Delaware
NKCH/USP Briarcliff GP, LLC	Missouri
NKCH/USP Liberty GP, LLC	Missouri
NKCH/USP Surgery Centers II, L.L.C.	Missouri
NKCH/USP Surgery Centers, LLC	Missouri
NMC Surgery Center, L.P.	Texas

North Anaheim Surgery Center, LLC	California
North Central Surgical Center, L.L.P.	Texas
North Garland Surgery Center, L.L.P.	Texas
North Haven Surgery Center, LLC	Connecticut
North Shore Same Day Surgery, L.L.C.	Illinois
North State Surgery Centers, L.P.	California
Northern Monmouth Regional Surgery Center, L.L.C.	New Jersey
Northridge Surgery Center, L.P.	Tennessee
NorthShore/USP Surgery Centers II, L.L.C.	Illinois
Northwest Ambulatory Surgery Center, LLC	Oregon
Northwest Georgia Orthopaedic Surgery Center, LLC	Georgia
Northwest Regional ASC, LLC	Delaware
Northwest Surgery Center, LLP	Texas
Northwest Surgery Center, Ltd.	Texas
NSCH GP Holdings, LLC	Delaware
NSCH/USP Desert Surgery Centers, L.L.C.	Delaware
OCOMS Imaging, LLC	Oklahoma
OCOMS Professional Services, LLC	Oklahoma
Oklahoma Center for Orthopedic and Multi-Specialty Surgery, LLC	Oklahoma
Old Tesson Surgery Center, L.P.	Missouri
Olive Ambulatory Surgery Center, L.P.	Missouri
OLOL Pontchartrain Surgery Center, LLC	Louisiana
OLOL/USP Surgery Centers, L.L.C.	Texas
Orlando Health/USP Surgery Centers, L.L.C.	Florida
OrthoLink ASC Corporation	Tennessee
OrthoLink Physicians Corporation	Delaware
OrthoLink Radiology Services Corporation	Tennessee
OrthoLink/ Georgia ASC, Inc.	Georgia
OrthoLink/Baptist ASC, LLC	Tennessee
OrthoLink/New Mexico ASC, Inc.	Georgia
Orthopedic and Surgical Specialty Company, LLC	Arizona
Orthopedic South Surgical Partners, LLC	Georgia
The Outpatient Center, LLC	Florida
Pacific Endoscopy and Surgery Center, LLC	California
Pacific Endo-Surgical Center, L.P.	California
PAHS/USP Surgery Centers, LLC	Colorado
Pain Diagnostic and Treatment Center, L.P.	California
Pain Treatment Centers of Michigan, LLC	Delaware
Paramus Endoscopy, LLC	New Jersey
Park Cities Surgery Center, LLC	Texas

Park Place Investor Group, L.P.	Texas
Parkway Recovery Care Center, LLC	Nevada
Parkway Surgery Center, LLC	Nevada
Parkwest Surgery Center, L.P.	Tennessee
Patient Partners, LLC	Tennessee
Pearland Ambulatory Surgery Center, LP	Tennessee
Pediatric Surgery Center - Odessa, LLC	Florida
Pediatric Surgery Centers, LLC	Florida
The Physicians' Center, L.P.	Texas
Physicians Pavilion, L.P.	Delaware
Physicians Surgery Center at Good Samaritan, LLC	Illinois
Physician's Surgery Center of Chattanooga, L.L.C.	Tennessee
Physician's Surgery Center of Knoxville, LLC	Tennessee
Physicians Surgical Center of Ft. Worth, LLP	Texas
Pleasanton Diagnostic Imaging, Inc.	California
Providence/USP Santa Clarita GP, LLC	California
Providence/USP South Bay Surgery Centers, L.L.C.	California
Providence/USP Surgery Centers, L.L.C.	California
Pure Reference Laboratory, LLC	Texas
Radsource, LLC	Delaware
RE Plano Med, Inc.	Texas
Reading Ambulatory Surgery Center, L.P.	Pennsylvania
Reading Endoscopy Center, LLC	Delaware
Reagan Street Surgery Center, LLC	California
Redmond Surgery Center, LLC	Tennessee
Resurgens Surgery Center, LLC	Georgia
Richmond ASC Leasing Company, LLC	Virginia
River North Same Day Surgery, L.L.C.	Illinois
Riverside Ambulatory Surgery Center, LLC	Missouri
Rock Hill Surgery Center, L.P.	South Carolina
Rockwall Ambulatory Surgery Center, L.L.P.	Texas
Rockwall/Heath Surgery Center, L.L.P.	Texas
Roseville Surgery Center, L.P.	California
Roswell Surgery Center, L.L.C.	Georgia
Sacramento Midtown Endoscopy Center, LLC	California
Saint Francis Surgery Center, L.L.C.	Tennessee
Saint Thomas Campus Surgicare, L.P.	Tennessee
Saint Thomas/USP - Baptist Plaza, L.L.C.	Tennessee
Saint Thomas/USP Surgery Centers II, LLC	Tennessee
Saint Thomas/USP Surgery Centers, L.L.C.	Tennessee

Same Day Management, L.L.C.	Illinois
Same Day Surgery, L.L.C.	Illinois
San Antonio Endoscopy, L.P.	Texas
San Fernando Valley Surgery Center, L.P.	California
San Gabriel Valley Surgical Center, L.P.	California
San Martin Surgery Center, LLC	Nevada
San Ramon Network Joint Venture, LLC	Delaware
Santa Clarita Surgery Center, L.P.	California
Scripps Encinitas Surgery Center, LLC	California
Scripps/USP Surgery Centers, L.L.C.	California
Shore Outpatient Surgicenter, L.L.C.	Georgia
Shoreline Real Estate Partnership, LLP	Texas
Shoreline Surgery Center, LLP	Texas
Shrewsbury Surgery Center, LLC	New Jersey
Silicon Valley Outpatient Surgery Centers, LLC	California
Siouxland Surgery Center Limited Liability Partnership	Iowa
SKV UAP Sugarland, LLC	Texas
SLPA ACO, LLC	Missouri
South County Outpatient Endoscopy Services, L.P.	Missouri
South Denver Musculoskeletal Surgical Partners, LLC	Colorado
The Southeastern Spine Institute Ambulatory Surgery Center, L.L.C.	South Carolina
South Florida Ambulatory Surgical Center, LLC	Florida
Southwest Ambulatory Surgery Center, L.L.C.	Oklahoma
Southwest Orthopedic and Spine Hospital Real Estate, LLC	Delaware
Southwest Orthopedic and Spine Hospital, LLC	Arizona
Southwestern Ambulatory Surgery Center, LLC	Pennsylvania
SPC at the Star, LLC	Texas
Specialty Surgery Center of Fort Worth, L.P.	Texas
Specialty Surgicenters, Inc.	Georgia
Spinal Diagnostics and Treatment Centers, L.L.C.	California
SSI Holdings, Inc.	Georgia
SSM St. Clare Surgical Center, L.L.C.	Missouri
St. Joseph's Outpatient Surgery Center, LLC	Arizona
St. Joseph’s Surgery Center, L.P.	California
St. Louis Physician Alliance, LLC	Missouri
St. Louis Surgical Center, LC	Missouri
St. Luke's/USP Surgery Centers, LLC	Missouri
St. Mary's Ambulatory Surgery Center, LLC	Virginia
St. Mary's Surgical Center, LLC	Missouri
St. Mary's/USP Surgery Centers, LLC	Missouri

St. Vincent Health/USP, LLC	Indiana
St. Vincent/USP Surgery Centers, LLC	Arkansas
Stockton Outpatient Surgery Center, LLC	California
Suburban Endoscopy Center, LLC	New Jersey
Summit View Surgery Center, LLC	Colorado
Sun View Imaging, L.L.C.	New Mexico
Surgery Affiliate of El Paso, LLC	Texas
Surgery Center at University Park, LLC	Florida
Surgery Center of Atlanta, LLC	Georgia
Surgery Center of Canfield, LLC	Ohio
Surgery Center of Columbia, L.P.	Missouri
Surgery Center of Gilbert, L.L.C.	Arizona
The Surgery Center at Jensen Beach, LLC	Florida
The Surgery Center at Williamson, LLC	Texas
Surgery Center of Okeechobee, LLC	Florida
Surgery Center of Pembroke Pines, L.L.C.	Florida
Surgery Center of Peoria, L.L.C.	Oklahoma
Surgery Center of Richardson Physician Partnership, L.P.	Texas
Surgery Center of Santa Barbara, LLC	California
Surgery Center of Scottsdale, LLC	Oklahoma
Surgery Center of Tempe Real Estate, L.L.C.	Arizona
Surgery Center of Tempe, LLC	Oklahoma
Surgery Centers of America II, L.L.C.	Oklahoma
Surgical Elite of Avondale, L.L.C.	Arizona
Surgical Health Partners, LLC	Tennessee
Surgical Institute Management, LLC	Pennsylvania
Surgical Institute of Reading, LLC	Pennsylvania
Surgical Institute of Viewmont, LLC	North Carolina
Surgical Specialists at Princeton, LLC	New Jersey
Surgicare of Miramar, L.L.C.	Florida
SurgiCenter of Baltimore, LLP	Maryland
Surginet, Inc.	Tennessee
Surgis Management Services, Inc.	Tennessee
Surgis of Chico, Inc.	Tennessee
Surgis of Phoenix, Inc.	Tennessee
Surgis of Redding, Inc.	Tennessee
Surgis of Victoria, Inc.	Tennessee
Surgis, Inc.	Delaware
Tamarac Surgery Center, LLC	Florida
TCH/USP Surgery Centers, LLC	Ohio

Tempe New Day Surgery Center, L.P.	Texas
Templeton Imaging, Inc.	California
TENN SM, LLC	Tennessee
Terre Haute Surgical Center, LLC	Indiana
Teton Outpatient Services, LLC	Wyoming
Texan Ambulatory Surgery Center, L.P.	Texas
Texas Endoscopy Centers, LLC	Texas
Texas Health Venture Arlington Hospital, LLC	Texas
Texas Health Venture Carrollton, LLC	Texas
Texas Health Venture Ennis, LLC	Texas
Texas Health Venture Fort Worth, L.L.C.	Texas
Texas Health Venture Granbury, LLC	Texas
Texas Health Venture Heritage Park, LLC	Texas
Texas Health Venture Keller, LLC	Texas
Texas Health Venture Las Colinas, LLC	Texas
Texas Health Venture Mansfield, LLC	Texas
Texas Health Venture Plano Endo, LLC	Texas
Texas Health Venture Plano Parkway, LLC	Texas
Texas Health Venture Plano, LLC	Texas
Texas Health Ventures Group L.L.C.	Texas
Texas Orthopedics Surgery Center, LLC	Texas
Theda Oaks Gastroenterology & Endoscopy Center, LLC	Texas
THV Park Cities, LLC	Texas
THVG Arlington GP, LLC	Delaware
THVG Bariatric GP, LLC	Texas
THVG Bariatric, L.L.C.	Texas
THVG Bedford GP, LLC	Delaware
THVG Bellaire GP, LLC	Delaware
THVG Denton GP, LLC	Delaware
THVG DeSoto GP, LLC	Delaware
THVG DSP GP, LLC	Delaware
THVG Fort Worth GP, LLC	Delaware
THVG Frisco GP, LLC	Delaware
THVG Garland GP, LLC	Delaware
THVG Grapevine GP, LLC	Delaware
THVG Heritage Park, LLC	Texas
THVG Irving-Coppell GP, LLC	Delaware
THVG Lewisville GP, LLC	Delaware
THVG North Garland GP, LLC	Delaware
THVG Park Cities/Trophy Club GP, LLC	Delaware

THVG Rockwall 2 GP, LLC	Texas
THVG Rockwall GP, LLC	Delaware
THVG Valley View GP, LLC	Delaware
Titan Health Corporation	Delaware
Titan Health of Chattanooga, Inc.	California
Titan Health of Hershey, Inc.	California
Titan Health of Mount Laurel, LLC	California
Titan Health of North Haven, Inc.	California
Titan Health of Pittsburgh, Inc.	California
Titan Health of Pleasant Hills, Inc.	California
Titan Health of Princeton, Inc.	California
Titan Health of Sacramento, Inc.	California
Titan Health of Saginaw, Inc.	California
Titan Health of Titusville, Inc.	California
Titan Health of West Penn, Inc.	California
Titan Health of Westminster, Inc.	California
Titan Management Corporation	California
Titusville Center for Surgical Excellence, LLC	Delaware
TLC ASC, LLC	Florida
TMC Holding Company, LLC	Texas
Toms River Surgery Center, L.L.C.	New Jersey
TOPS Specialty Hospital, Ltd.	Texas
Total Joint Center of St. Louis, LP	Missouri
Tower Road Real Estate, LLC	Texas
TP Specialty Surgery Center, L.P.	Texas
The Tresanti Surgical Center, LLC	California
Trophy Club Medical Center, L.P.	Texas
True Medical Weight Loss, L.P.	Texas
True Medical Wellness, LP	Texas
True Results Georgia, Inc.	Georgia
True Results HoldCo, LLC	Delaware
True Results Missouri, LLC	Missouri
Tuscan Surgery Center at Las Colinas, LLC	Texas
Twin Cities Ambulatory Surgery Center, L.P.	Missouri
UAP Chattanooga Pain, LLC	Tennessee
UAP Cosmopolitan, LLC	Texas
UAP Keller Endo, LLC	Texas
UAP Las Colinas Endo, LLC	Texas
UAP Lebanon Endo, LLC	Tennessee
UAP Nashville Endoscopy, LLC	Tennessee

UAP of Arizona, Inc.	Arizona
UAP of California, Inc.	California
UAP of Missouri, Inc.	Missouri
UAP of New Jersey, Inc.	New Jersey
UAP of Oklahoma, Inc.	Oklahoma
UAP of Tennessee, Inc.	Tennessee
UAP of Texas, Inc.	Texas
UAP Sacramento, PC	California
UAP San Antonio Endo, LLC	Texas
UAP Scopes, LLC	Missouri
Ulysses True Results NewCo, LLC	Delaware
United Anesthesia Partners, Inc.	Delaware
United Real Estate Development, Inc.	Texas
United Real Estate Holdings, Inc.	Texas
United Surgical Partners Holdings, Inc.	Delaware
United Surgical Partners International, Inc.	Delaware
University Surgery Center, Ltd.	Florida
University Surgical Partners of Dallas, L.L.P.	Texas
Upper Cumberland Physicians' Surgery Center, LLC	Tennessee
USP 12th Ave Real Estate, Inc.	Texas
USP Acquisition Corporation	Delaware
USP Alexandria, Inc.	Louisiana
USP Assurance Company	Vermont
USP Athens, Inc.	Georgia
USP Atlanta, Inc.	Georgia
USP Austin, Inc.	Texas
USP Bariatric, LLC	Delaware
USP Beaumont, Inc.	Texas
USP Bergen, Inc.	New Jersey
USP Bloomington, Inc.	Indiana
USP Bridgeton, Inc.	Missouri
USP Cedar Park, Inc.	Texas
USP Chesterfield, Inc.	Missouri
USP Chicago, Inc.	Illinois
USP Cincinnati, Inc.	Ohio
USP Coast, Inc.	California
USP Columbia, Inc.	Missouri
USP Corpus Christi, Inc.	Texas
USP Creve Coeur, Inc.	Missouri
USP Denver, Inc.	Colorado

USP Des Peres, Inc.	Missouri
USP Destin, Inc.	Florida
USP Domestic Holdings, Inc.	Delaware
USP Effingham, Inc.	Illinois
USP Encinitas Endoscopy, Inc.	California
USP Fenton, Inc.	Missouri
USP Festus, Inc.	Missouri
USP Florissant, Inc.	Missouri
USP Fort Lauderdale, Inc.	Florida
USP Fort Worth Hospital Real Estate, Inc.	Texas
USP Fredericksburg, Inc.	Virginia
USP Frontenac, Inc.	Missouri
USP Gateway, Inc.	Missouri
USP Harbour View, Inc.	Virginia
USP Hazelwood, Inc.	Missouri
USP Houston, Inc.	Texas
USP Indiana, Inc.	Indiana
USP International Holdings, Inc.	Delaware
USP Jersey City, Inc.	New Jersey
USP Kansas City, Inc.	Missouri
USP Knoxville, Inc.	Tennessee
USP Little Rock, Inc.	Arkansas
USP Long Island, Inc.	Delaware
USP Louisiana, Inc.	Louisiana
USP Maryland, Inc.	Maryland
USP Mason Ridge, Inc.	Missouri
USP Mattis, Inc.	Missouri
USP Merger Sub, Inc.	Delaware
USP Michigan, Inc.	Michigan
USP Midland Real Estate, Inc.	Texas
USP Midland, Inc.	Texas
USP Midwest, Inc.	Illinois
USP Mission Hills, Inc.	California
USP Morris, Inc.	New Jersey
USP Mt. Vernon, Inc.	Illinois
USP Nevada Holdings, LLC	Nevada
USP Nevada, Inc.	Nevada
USP New Jersey, Inc.	New Jersey
USP Newport News, Inc.	Virginia
USP North Kansas City, Inc.	Missouri

USP North Texas, Inc.	Delaware
USP Northwest Arkansas, Inc.	Arkansas
USP Office Parkway, Inc.	Missouri
USP Ohio RE, Inc.	Ohio
USP Oklahoma, Inc.	Oklahoma
USP Olive, Inc.	Missouri
USP Orlando, Inc.	Florida
USP Philadelphia, Inc.	Pennsylvania
USP Phoenix, Inc.	Arizona
USP Portland, Inc.	Oregon
USP Reading, Inc.	Pennsylvania
USP Richmond II, Inc.	Virginia
USP Richmond, Inc.	Virginia
USP Sacramento, Inc.	California
USP San Antonio, Inc.	Texas
USP Securities Corporation	Tennessee
USP Siouxland, Inc.	Iowa
USP Somerset, Inc.	New Jersey
USP Southlake RE, Inc.	Texas
USP St. Louis, Inc.	Missouri
USP St. Peters, Inc.	Missouri
USP Sunset Hills, Inc.	Missouri
USP Tennessee, Inc.	Tennessee
USP Texas Air, L.L.C.	Texas
USP Texas, L.P.	Texas
USP TJ STL, Inc.	Missouri
USP Torrance, Inc.	California
USP Turnersville, Inc.	New Jersey
USP Virginia Beach, Inc.	Virginia
USP Waxahachie Management, L.L.C.	Texas
USP Webster Groves, Inc.	Missouri
USP West Covina, Inc.	California
USP Westwood, Inc.	California
USP Winter Park, Inc.	Florida
USP/SOS Joint Venture, LLC	Oklahoma
USPI Group Holdings, Inc.	Delaware
USPI Holdings, Inc.	Delaware
USPI Physician Strategy Group, LLC	Texas
USPI San Diego, Inc.	California
USPI Stockton, Inc.	California

USPI Surgical Services, Inc.	Delaware
Utica ASC Partners, LLC	Michigan
Utica/USP Tulsa, L.L.C.	Oklahoma
Veroscan, Inc.	Delaware
VHS San Antonio Imaging Partners, L.P.	Delaware
Victoria Ambulatory Surgery Center, L.P.	Delaware
Viewmont Surgery Center, L.L.C.	North Carolina
Walker Street Imaging Care, Inc.	California
Warner Park Surgery Center, L.P.	Arizona
Webster Ambulatory Surgery Center, L.P.	Missouri
Wellstar/USP Joint Venture I, LLC	Georgia
Westlake Hospital, LLC	Texas
WHASA, L.C.	Texas
Willamette Spine Center Ambulatory Surgery, LLC	Delaware
Winter Haven Ambulatory Surgical Center, L.L.C.	Florida